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                                                                    EXHIBIT 10.2

                          NATUS MEDICAL INCORPORATED
                                1991 STOCK PLAN

                         Amended through July 18, 2000

     1.   Purposes of the Plan.  The purposes of this Stock Plan are to
          --------------------
attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants of the Company and its Subsidiaries and to promote the success of the Company's business. Options granted under the Plan may be incentive stock options (as defined under Section 422A of the Code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of Section 422A of the Code, as amended, and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

          (a)  "Administrator" means the Board or any of its Committees as
                -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

          (b)  "Board" means the Board of Directors of the Company.
                -----

          (c)  "Code" means the Internal Revenue Code of 1986, as amended from
                ----
time to time, and any successor thereto.

          (d)  "Committee" means any Committee, if any, appointed by the Board
                ---------
in accordance with paragraph (a) of Section 4 of the Plan.

          (e)  "Common Stock" means the Common Stock of the Company.
                ------------

          (f)  "Company" means Natus Medical Incorporated, a California
                -------
corporation.

          (g)  "Consultant" means any person, including an advisor, who is
                ----------
engaged by the Company or any Parent or Subsidiary to render services and is compensated for such services, and any director of the Company whether compensated for such services or not provided that if and in the event the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the Company.

          (h)  "Continuous Status as an Employee or Consultant" means the
                ----------------------------------------------
absence of any interruption or termination of the employment or consulting relationship with the Company or any Subsidiary. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Board, provided that such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company, its Subsidiaries or its successor.

          (i)  "Disability" means total and permanent disability, as defined
                ----------
in Section 22(e)(3) of the Code.

          (j)  "Employee" means any person, including officers and directors,
                --------
employed by the Company or any Parent or Subsidiary of the Company. The payment of directors' fees by the Company shall not be sufficient to constitute "employment" by the Company.

          (k)  "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended.

          (l)  "Fair Market Value" means, as of any date, the value of Common
                -----------------
Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, the Fair Market Value of a Share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such system or exchange (or the exchange with the greatest volume of trading in Common Stock) on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is quoted on the NASDAQ System (but not on the National Market System thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high and low asked prices for the Common Stock or on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (m)  "Incentive Stock Option" means an Option that satisfies the
                ----------------------
provisions of Section 422A of the Code.

          (n)  "Nonstatutory Stock Option" means an Option that is not an
                -------------------------
Incentive Stock Option.

          (o)  "Option" means an Option granted pursuant to the Plan.
                ------

          (p)  "Optioned Stock" means the Common Stock subject to an Option.
                --------------

          (q)  "Optionee" means an Employee or Consultant who receives an
                --------
Option or Stock Purchase Right.

          (r)  "Parent" corporation shall have the meaning defined in Section
                ------
425(e) of the Code.

          (s)  "Plan" means this 1991 Stock Plan.
                ----

          (t)  "Restricted Stock" means shares of Common Stock acquired
                ----------------
pursuant to a grant of Stock Purchase Rights under Section 10 below.

          (u)  "Share" means the Common Stock, as adjusted in accordance with
                -----
Section 13 of the Plan.

          (v)  "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 10.

          (w)  "Subsidiary" corporation shall have the meaning defined in
                ----------
Section 425(f) of the Code.

     In addition, the terms "Rule 16b-3" and "Applicable Laws," the term "Insiders," and the term "Tax Date," shall have the meanings set forth, respectively, in Sections 4, 9, and 11 below.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 13
          -------------------------
of the Plan, the total number of Shares reserved and available for distribution pursuant to awards made under the Plan shall be 2,393,482 (post two-for-five reverse split). The Shares may be authorized, but unissued or reacquired Common Stock.

          If an Option should expire or become unexercisable for any reason without having been exercised in full, or in the case of a Stock Purchase Right, if shares of common Stock are repurchased by the Company, the unpurchased or repurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant or sale under the Plan. Notwithstanding the foregoing, however, if Shares are issued upon exercise of an Option and later repurchased by the Company, such Shares shall not become available for future grant or sale under the Plan.

     4.   Administration of the Plan.
          --------------------------

          (a)  Procedure.
               ---------

               (i)  Administration With Respect to Directors and Officers.
                    -----------------------------------------------------
With respect to grants of Options or Stock Purchase Rights to Employees who are also officers or directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with Rule 16b-3 promulgated under the Exchange Act or any successor rule ("Rule 16b-3") with respect to a plan intended to qualify thereunder as a discretionary plan, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted in such a manner as to permit the Plan to comply with Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by Rule 16b-3 with respect to a plan intended to qualify thereunder as a discretionary plan.

               (ii)  Administration With Respect to Consultants and Other
                     ----------------------------------------------------
Employees. With respect to grants of Options or Stock Purchase Rights to
----------
Employees or Consultants who are neither directors nor officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of California corporate and securities laws and of the Code (the "Applicable Laws"). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

               (iii) Multiple Administrative Bodies.  If permitted by Rule
                     ------------------------------
16b-3, the Plan may be administered by different bodies with respect to directors, non-director officers and Employees who are neither directors nor officers and Consultants who are not directors.

          (b)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(l) of the Plan;

               (ii) to select the officers, Consultants and Employees to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options and Stock Purchase Rights or any combination thereof, are granted hereunder;

               (iv) to determine the number of shares of Common Stock to be covered by each such award granted hereunder;

               (v)   to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation or waiver of forfeiture restrictions regarding any Option, Stock Purchase Right or other award and/or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine, in its sole discretion);

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subSection 9(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option shall have declined since the date the Option was granted; and

               (ix) to determine the terms and restrictions applicable to Options and Stock Purchase Rights and any Restricted Stock acquired pursuant to Stock Purchase Rights.

          (c)  Effect of Committee's Decision.  All decisions, determinations
               ------------------------------
and interpretations of the Administrator shall be final and binding.

     5.   Eligibility.
          -----------

          (a) Nonstatutory Stock Options and Stock Purchase Rights may be granted only to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option or Stock Purchase Right may, if he or she is otherwise eligible, be granted additional Options or Stock Purchase Rights.

          (b) Each Option shall be evidenced by a written Option agreement, which shall expressly identify the Options as Incentive Stock Options or as Nonstatutory Stock Options, and which shall be in such form and contain such provisions as the Administrator shall from time to time deem appropriate. However, notwithstanding such designations, to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options shall be treated as Nonstatutory Stock Options.

          (c) For purposes of Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (d) Neither the Plan nor any Option or Stock Purchase Right agreement shall confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate the Optionee's employment or consulting relationship at any time, with or without cause.

     6.   Term of Plan.  Subject to Section 19 of this Plan, the Plan shall
          ------------
become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 19. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 15 of this Plan.

     7.  Term of Option.  The term of each Option shall be the term stated in
         --------------
the Option Agreement; provided, however, that in the case of an Incentive Stock Option, the term shall be no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five

(5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.  Option Exercise Price and Consideration.
         ---------------------------------------

          (a) The per Share exercise price for the Shares issuable pursuant to an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of the grant of such Option, owns stock representing more than ten percent (10%) of the voting power or value of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any person, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option either have been owned by the Optionee for more than six months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised, (5) authorization from the Company to retain from the total number of Shares as to which the Option is exercised that number of Shares having a Fair Market Value on the date of exercise equal to the exercise price for the total number of Shares as to which the Option is exercised, (6) delivery of a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds required to pay the exercise price, (7) by delivering an irrevocable subscription agreement for the Shares which irrevocably obligates the option holder to take and pay for the Shares not more than twelve months after the date of delivery of the subscription agreement, (8) any combination of the foregoing methods of payment, or (9) such other consideration and method of payment for the issuance of Shares to the extent permitted under Applicable Laws. In making its determination as to the type of consideration to accept, the Board shall consider if acceptance of such consideration may be reasonably expected to benefit the Company (Section 315(b) of the California Corporation Law).

     9.   Exercise of Option.
          ------------------

          (a)  Procedure for Exercise; Rights as a Shareholder.  Any Option
               -----------------------------------------------
granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as shall be permissible under the terms of the Plan.

               An Option may not be exercised for a fraction of a Share.

               An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Administrator (and, in the case of an Incentive Stock Option, determined at the time of grant) and permitted by the Option Agreement consist of any consideration and method of payment allowable under subSection 8(b) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

               Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter shall be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Rule 16b-3.  Options granted to persons who are subject to
               ----------
Section 16 of the Exchange Act ("Insiders") must comply with the applicable provisions of Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (c)  Termination of Employment.  Upon termination of an Optionee's
               -------------------------
Continuous Status as an Employee or Consultant (other than upon the Optionee's death), the Optionee may, but only within thirty (30) days (or such other period of time not exceeding six (6) months (three (3) months in the case of an Incentive Stock Option) as is determined by the Administrator at the time of grant) after the date of such termination, exercise his or her Option to the extent that it was exercisable at the date of such termination.

          (d)  Disability of Optionee.  In the event of termination of an
               ----------------------
Optionee's Continuous Status as an Employee or Consultant as a result of the Optionee's Disability, the Optionee may, but only within six (6) months from the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination.

          (e)  Death of Optionee.  In the event of an Optionee's death, the
               -----------------
Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of the Optionee's death (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement).

          (f)  Buyout Provisions.  The Administrator may at any time offer to
               -----------------
buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Stock Purchase Rights.
          ---------------------

          (a)  Rights to Purchase.  Stock Purchase Rights may be issued either
               ------------------
alone, in addition to, or in tandem with outer awards granted under the Plan and/or cash awards made outside of the Plan. After Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid (which price shall not be less than 100% of the Fair Market Value of the Shares as of the date of the offer), and the time within which such person must accept such offer, which shall in no event exceed thirty (30) days from the date upon which the Administrator made the determination to grant the Stock Purchase Right. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator. Shares purchased pursuant to the grant of Stock Purchase Right shall be referred to herein as "Restricted Stock."

          (b)  Repurchase Option.  Unless the Administrator determines
               -----------------
otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine.

          (c)  Other Provisions.  The Restricted Stock purchase agreement shall
               ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion. In addition, the provisions of Restricted Stock purchase agreements need not be the same with respect to each purchaser.

          (d)  Section 16 Restrictions.  Stock Purchase Rights granted to
               -----------------------
Insiders, and Shares purchased by Insiders in connection with Stock Purchase Rights, shall be subject to any restrictions applicable thereto in compliance with Rule 16-3. An Insider may only purchase Shares pursuant to the grant of a Stock Purchase Right, and may only sell Shares purchased pursuant to the grant of a Stock Purchase Right, during such time or times as are permitted by Rule 16b-3.

          (e)  Rights as a Shareholder.  Once the Stock Purchase Right is
               -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

     11.  Stock Withholding to Satisfy Withholding Tax Obligations.  At the
          --------------------------------------------------------
discretion of the Administrator, Optionees may satisfy withholding obligations as provided in this Section 11. When an Optionee incurs tax liability in connection with the an Option or Stock Purchase Right, which tax liability is subject to tax withholding under applicable tax laws, and the Optionee is obligated to pay the Company an amount required to be withheld under applicable tax laws, the Optionee may satisfy the withholding tax obligation by electing to have the Company withhold from the Shares to be issued upon exercise of the Option, or the Shares to be issued in connection with the Stock Purchase Right, if any, that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

     All elections by an Optionee to have Shares withheld for this purpose shall be made in writing in a form acceptable to the Administrator and shall be subject to the following restrictions:

          (a)  the election must be made on or prior to the applicable Tax Date;

          (b) once made, the election shall be irrevocable as to the particular Shares of the Option or Stock Purchase Right as to which the election is made;

          (c) all elections shall be subject to the consent or disapproval of the Administrator;

          (d) if the Optionee is an Insider, the election must comply with the applicable provisions of Rule 16b-3 and shall be subject to such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

     In the event the election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option or Stock Purchase Right is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the Tax Date.

     12.  Non-Transferability of Options and Stock Purchase Rights.  Options and
          --------------------------------------------------------
Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     13.  Adjustments Upon Changes in Capitalization or Merger.
          ----------------------------------------------------

          (a) Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Option and Stock Purchase Right, and the number of Shares which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per Share covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the aggregate number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of Shares of stock of any class, or securities convertible into Shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option or Stock Purchase Right.

          (b) In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

          (c) In the event of a merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company pursuant to which the shareholders of the Company prior to such transaction hold less than 50% of the outstanding capital stock of the surviving corporation immediately after the closing of such transaction (a "Change in Control Transaction") within four years after the date the Securities and Exchange Commission declares effective a registration statement filed by the Company for the initial public offering of the Company's Common Stock pursuant to the Securities Act (the "IPO Effective Time"), outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). Following such assumption or substitution, if the Optionee's status as an employee of the Company or employee of the Successor Corporation, as applicable, is terminated within 12 months of the Change in Control Transaction other than upon a voluntary resignation by the Optionee or the termination of Optionee for cause, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 9(c) through (e) above. If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and upon the expiration of such period, the Option shall terminate.

               In the event of a Change in Control Transaction after four years after the IPO Effective Time, outstanding Options may be assumed or equivalent options may be substituted by the Successor Corporation at the Administrator's discretion. The Administrator also shall have the discretion to terminate the Plan and permit the Optionee to exercise the Option to the extent already vested and the discretion to make a determination to accelerate vesting of any portion of or all of the outstanding Options. The Administrator may provide at the Administrator's discretion that following an assumption or substitution, if the Optionee's status as an employee of the Company or employee of the Successor Corporation, as applicable, is terminated within 12 months of the Change in Control Transaction other than upon a voluntary resignation by the Optionee or the termination of Optionee for cause, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 9(b) through (d) above. In such event the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

               Notwithstanding the foregoing, until such time as the Company is no longer subject to Section 2115 of the California Corporations Code, in the event of a Change in Control Transaction, each outstanding Option shall be assumed or an equivalent option or right substituted by the Successor Corporation. In the event that the Successor Corporation refuses to assume or substitute for the Option, the Option shall terminate upon the closing of the merger or sale of assets.

               In the event of the merger of the Company with or into another corporation or the sale of substantially all of the assets of the Company in a transaction that is not a Change in Control Transaction, each outstanding option shall be assumed or an equivalent option shall be substituted by the Successor Corporation. In the event the Successor Corporation refuses to assume or substitute for the Option, each outstanding Option shall terminate upon the closing of such merger or sale of assets.

               For the purposes of this Section 13(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     14.  Time of Granting Options and Stock Purchase Rights.  The date of
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grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     15.  Amendment and Termination of the Plan.
          -------------------------------------

          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or under Section 422A of the Code (or any other applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
               ----------------------------------
termination of the Plan shall not affect Options or Stock Purchase Rights already granted and such Options and Stock Purchase Rights shall remain in full force and effect as if this Plan had not been amended or terminated.

     16.  Conditions Upon Issuance of Shares. Shares shall not be issued with
          ----------------------------------
respect to an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option or the issuance of Shares on exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     17.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares as to which such requisite authority shall not have been obtained.

     18.  Agreements.  Options shall be evidenced by written agreements in such
          ----------
form as the Board shall approve from time to time.

     19.  Shareholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted as provided in Section 6. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law.

     20.  Information to Optionees.  The Company shall provide to each Optionee,
          ------------------------
during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all shareholders of the Company. The Company shall not be required to provide such information to key employees whose duties in connection with the Company assure their access to equivalent information.